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Exhibit 99.1

Investment Technology Group, Inc.
380 Madison Avenue
New York, NY 10017

        Certification Under Section 906 of the Sarbanes-Oxley Act of 2002
(United States Code, Title 18, Chapter 63, Section 1350)
Accompanying Quarterly Report on Form 10-Q of
Investment Technology Group, Inc. for the Fiscal Quarter Ended June 30, 2002

        I, Robert J. Russel, Chief Executive Officer of Investment Technology Group, Inc., hereby certify that the accompanying Quarterly Report on Form 10-Q of Investment Technology Group, Inc. for the fiscal quarter ended June 30, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Investment Technology Group, Inc.

Date: August 14, 2002
/s/ ROBERT J. RUSSEL Robert J. Russel Chief Executive Officer

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  Exhibit 99.1
Investment Technology Group, Inc. 380 Madison Avenue New York, NY 10017